                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

         Filed by the Registrant [X]

         Filed by a Party other than the Registrant [ ]

         Check the appropriate box:

         [X]  Preliminary Proxy Statement                      [ ]      Confidential, for Use of the Commission
                                                                        Only (as permitted by Rule 14a-6(c)(2))

         [ ]  Definitive Proxy Statement

         [ ]  Definitive Additional Materials

         [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           NATURAL HEALTH TRENDS CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X] No fee required.

         [ ] Fee computed on table below per exchange Act Rules 14a-6(I)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

                    Common Stock
--------------------------------------------------------------------------------

         (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:

                    $
--------------------------------------------------------------------------------

         (5)  Total fee paid:

                    $
--------------------------------------------------------------------------------
         [ ] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

--------------------------------------------------------------------------------
         (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
         (3)  Filing Party:

--------------------------------------------------------------------------------
         (4)  Date Filed:

--------------------------------------------------------------------------------

                           NATURAL HEALTH TRENDS CORP.
                               380 LASHLEY STREET
                            LONGMONT, COLORADO 80501


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 20, 2000

To the Stockholders of
NATURAL HEALTH TRENDS CORP.

         The Annual Meeting of Stockholders of Natural Health Trends Corp., a Florida corporation ("Company"), will be held at ___________________________ on June 20, 2000, at ____ _.m., local time, for the following purposes:

         1. To elect a board of four directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified;

         2. To ratify the selection by the Board of Directors of Feldman Sherb Horowitz & Co., P.C. to serve as independent auditors for the year ending December 31, 2000;

         3. To (i) ratify the full conversion of the Series J Preferred Stock into shares of the Company's common stock, $.001 par value per share (the "Common Stock"), pursuant to the terms of such Preferred Stock and (ii) approve the issuance of such number of shares of Common Stock to be issued upon such conversion;

         4. To ratify the grant of options to purchase 350,000 shares of Common Stock to certain officers, directors and employees.

         5. To approve and ratify the issuance of Common Stock and warrants pursuant to the anticipated terms of a private placement; and

         6. To transact such other business as may properly come before the meeting or any adjournments thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Management is aware of no other business which will come before the meeting.

         The Board of Directors has fixed the close of business on May 5, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof. Holders of a majority of the outstanding shares must be present in person or by proxy in order for the meeting to be held.

         ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. YOU ARE URGED TO SIGN, DATE AND OTHERWISE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON IF YOU WISH TO DO SO, EVEN IF YOU HAVE SIGNED AND RETURNED YOUR PROXY CARD.

                                        By Order of the Board of Directors,



                                        Robert L. Richards,
                                        President and Chief Executive Officer

Longmont, Colorado
_____________, 2000

                  IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD
                       BE COMPLETED AND RETURNED PROMPTLY

                           NATURAL HEALTH TRENDS CORP.
                               380 LASHLEY STREET
                            LONGMONT, COLORADO 80501



                                 PROXY STATEMENT



                         ANNUAL MEETING OF STOCKHOLDERS

                                 JUNE 20, 2000

                             SOLICITATION OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Natural Health Trends Corp., a Florida corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on June 20, 2000 (the "Meeting"), at ____ _.m., local time, at _____________________________________________, and at any adjournments thereof.

         A form of proxy is enclosed for use at the Meeting. The proxy may be revoked by a stockholder at any time before it is voted by execution of a proxy bearing a later date or by written notice to the Secretary before the Meeting, and any stockholder present at the Meeting may revoke his or her proxy thereat and vote in person if he or she desires. When such proxy is properly executed and returned, the shares it represents will be voted at the Meeting in accordance with any instructions noted thereon. If no direction is indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked prior to exercise) will be voted (i) for the election of the nominees for director named in this Proxy Statement, (ii) for ratification of the selection by the Board of Directors of Feldman Sherb Horowitz & Co., P.C. to serve as independent auditors for the year ending December 31, 2000, (iii) to
(a) ratify the full conversion of the Series J Preferred Stock into shares of the Company's Common Stock, pursuant to the terms of such Preferred Stock and
(b) approve the issuance of such number of shares of Common Stock to be issued upon such conversion, (iv) to ratify the grant of options to purchase 350,000 shares of Common Stock to certain officers, directors and employees, (v) to approve the issuance of Common Stock and warrants pursuant to the terms of a private placement, and (vi) in accordance with the judgment of the persons named in the proxy as to such other matters as may properly come before the Meeting and any adjournments thereof.

         The cost for soliciting proxies on behalf of the Board of Directors will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telefax or cable by personnel of the Company who will not receive any additional compensation for such solicitation. The Company may reimburse brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals and obtaining their proxies. This Proxy Statement and the accompanying form of proxy will be first mailed to stockholders on or about _____, 2000.

         The close of business on May 5, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. On that date there were _________ shares of Common Stock outstanding. Each share entitles the holder thereof to one vote and a vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting is required to approve each proposal to be acted upon at the Meeting. The holders of a majority of the shares of Common Stock outstanding on the record date and entitled to be voted at the Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Meeting and any adjournments thereof.


                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

         The by-laws of the Company give the Board of Directors the authority to determine the number of directors who shall constitute the full Board, which currently consists of three directors. All directors will be elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified. The four nominees for election to the Board of Directors who receive the greatest number of votes cast at the Meeting will be elected to the Board of Directors.

         The nominees for election as directors are the present directors, Robert L. Richards, Martin C. Licht and Dirk D. Goldwasser. In addition, Mark D. Woodburn is nominated as a director. All of the current directors are standing for reelection. Sir Brian Wolfson served as chairman and a director from July 1997 until his resignation in March 2000. If any nominee becomes unable or unwilling to serve, the persons named as proxies will have discretionary authority to vote for a substitute. To the best of the Company's knowledge, all the nominees will be available to serve. Unless contrary instructions are given on the proxy, the shares represented by a properly executed proxy will be voted FOR each of the nominees.

         The following is a brief summary of the background of each nominee:

         ROBERT L. RICHARDS is the Chief Executive Officer of Kaire Nutraceuticals, Inc., the Company's wholly owned subsidiary and became a director of the Company in April 1999 and President of the Company in September 1999. He was a co-founder and has been an executive officer and director of Kaire International, Inc. since its inception in 1992.

         MARK D. WOODBURN became the chief financial officer of the Company in April 1999 and secretary in October 1999. He had been secretary and a director of Kaire International, Inc. from 1992 to the present.

         MARTIN C. LICHT has been a practicing attorney since 1967. Mr. Licht became a director of the Company in July 1995.

         DIRK D. GOLDWASSER has been a consultant/trader with Filin Corp. from August 1996 to the present. From June 1994 to July 1996 he was a vice president with Bankers Trust Securities Company. From December 1993 to June 1994 he was an associate with Oppenheimer and Co. Mr. Goldwasser became a director in September 1998.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOREGOING NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY.


BOARD MEETINGS AND COMMITTEES

         The Company has compensation, audit and nominating committees.

         The function of the Compensation Committee is to make recommendations to the Board of Directors with respect to compensation and benefit programs for officers and directors of the Company.

         The function of the Audit Committee is to review the financial affairs and internal controls of the Company, to recommend each year to the Board of Directors independent auditors to audit the annual financial statements of the Company, to meet with the Company's auditors, to review the scope of the audit plan, to discuss with the auditors the results of the Company's annual audit and any related matters, and to review transactions posing a potential conflict of interest among the Company and its directors, officers and affiliates.

         The function of the Nominating Committee is to make recommendations to the Board of Directors with respect to the executive officers and directors of the Company.

         Assuming the foregoing nominees are elected to serve as Directors, the Board intends to nominate Messrs. Licht and Goldwasser to serve on the foregoing committees.

         During the year ended December 31, 1999, the Board of Directors had four meetings. The Committees did not meet in 1999. Each director attended at least 75% of the meetings of the Board of Directors and the committees of which such director is a member.

EXECUTIVE COMPENSATION.

SUMMARY COMPENSATION TABLE

         The following table provides a summary of cash and non-cash compensation for each of the last three fiscal years ended December 31, 1998 and 1999 with respect to the following officers of the Company:

                                                                    ANNUAL COMPENSATION(1)
                                                               --------------------------------
                      NAME AND
                 PRINCIPAL POSITION                            YEAR                   SALARY($)
                 ------------------                            ----                   ---------

Robert L. Richards,  President(2)                              1999                   $ 96,923

Joseph P. Grace, Former President(3)                           1999                    133,333
                                                               1998                    162,500


--------------------------------

(1) Excludes perquisites and other personal benefits that in the aggregate do not exceed 10% of each of such individual's total annual salary and bonus.

(2)      Mr. Richards became the Company's President in September 1999.

(3) Mr. Grace resigned in September 1999 and will receive consulting fees of $8,333 per month for a period of nine months commencing October 1, 1999.

         OPTION GRANTS IN LAST FISCAL YEAR. We did not grant any options during the fiscal year ended December 31, 1999 to the named executive officers. During the fiscal year ended December 31, 1999, none of the named executive officers exercised any options issued by us.

DIRECTORS' COMPENSATION

         Directors of the Company do not receive any fixed compensation for their services as directors. Directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with performance of their duties to the Company. The Company did not pay its directors any cash or other form of compensation for acting in such capacity, although directors who were also executive officers of the Company received cash compensation for acting in the capacity of executive officers. Mr. Goldwasser received options to purchase 50,000 shares of Common Stock and Mr. Ralph Ellison, a former director, received options to purchase 20,000 shares of Common Stock for the year ended December 31, 1998 and 20,000 shares of Common Stock for the year ended December 31, 1999 at an exercise price of $1.00 per share. No director received any other form of compensation for the fiscal year ended December 31, 1999.

STOCK OPTIONS

         The 1998 Stock Option Plan (the "1998 Plan") provides for the granting of options to key employees, including officers, non-employee directors and consultants of the Company and its subsidiaries to purchase up to 200,000 shares of Common Stock which are intended to qualify either as Incentive Stock Options within the meaning of the Code or as options which are Nonstatutory Stock Options.

         The 1997 Stock Option Plan (the "1997 Plan") provides for the granting of options to key employees, including officers, non-employee directors and consultants of the Company and its subsidiaries to purchase up to 75,000 shares of Common Stock which are intended to qualify either as incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code"), or as options which are not intended to meet the requirements of such section ("Nonstatutory Stock Options").

         The Company has adopted the 1994 Stock Option Plan (the "1994 Plan") under which up to 16,667 options to purchase shares of Common Stock may be granted to key employees, officers, consultants and members of the Board of Directors of the Company. Options granted under the 1994 Plan may be either Incentive Stock Options or Nonstatutory Options.

         The plans are administered by the Board of Directors. Under the plans, the Board of Directors has the authority to determine the persons to whom options will be granted, the number of shares to be covered by each option, whether the options granted are intended to be incentive stock options, the manner of exercise, and the time, manner and form of payment upon exercise of an option.

         Incentive stock options granted under the Plans may not be granted at a price less than the fair market value of the Common Stock on the date of grant (or less than 110% of fair market value in the case of employees holding 10% or more of the voting stock of the Company). Non-qualified stock options may be granted at an exercise price established by the Stock Option Committee selected by the Board of Directors, but may not be less than 85% of fair market value of the shares on the date of grant. Incentive stock options granted under the plans must expire not more than ten years from the date of grant, and not more than five years from the date of grant in the case of incentive stock options granted to an employee holding 10% or more of the voting stock of the Company.

         In April 1999, the Company granted options to purchase shares of Common Stock to the following individuals subject to stockholder approval at an exercise price of $3.50 per share as a bonus for the year ended December 31, 1998 as follows:

Person                                      Number of Options
------                                      -----------------

Joseph P. Grace                                 150,000
Dirk Goldwasser                                  50,000
Sir Brian Wolfson                                50,000
Martin C. Licht                                  25,000
Kevin Underwood                                  20,000

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

         The following table sets forth certain information as to the Common Stock ownership of each of the Company's directors, executive officers, all executive officers and directors as a group, and all persons known by the Company to be the beneficial owners of more than five percent of the Company's Common Stock.

                                                       Number of                          Approximate
Name and Address(1) of Beneficial Owner(2)             Shares(3)                  Percentage of Common Stock
------------------------------------------             ---------                  --------------------------

Dirk D. Goldwasser                                      66,125(4)                               *
Martin C. Licht                                         35,300(5)                               *
Sir Brian Wolfson                                        9,850(6)                               *
Robert L. Richards                                       --                                     *
Mark D. Woodburn                                         --                                     *
All Executive Officers and Directors as a
Group (5 persons)                                      111,275                                  *


         (1) Unless otherwise noted, all persons named in the table have sole voting and dispositive power with respect to all shares of Common Stock beneficially owned by them.

         (2) The address of each executive officer and director is c/o the Company, 380 Lashley Street, Longmont, CO 80501.

         (3) The table does not include shares of Common Stock issuable upon the conversion of the Company's Series E, F, G, H and J Preferred Stock. Pursuant to the terms of the Series E, F, G, H and J Preferred Stock, the holders thereof generally are not entitled to convert such instruments to the extent that such conversion would increase the holders' beneficial ownership of Common Stock to an amount in excess of 4.9%, except in the event of mandatory conversion. On the date of a mandatory conversion of the Series E, F, G, H and J Preferred Stock, a change in control of the Company may occur, based upon the number of shares of Common Stock issuable to such holders.

         (4) Includes options to purchase 65,000 shares of Common Stock, but does not include options to purchase 35,000 shares of Common Stock which are not exercisable within 60 days.

         (5) Includes options to purchase 9,000 shares of Common Stock which are exercisable within 60 days, but does not include options to purchase 16,000 shares of Common Stock which are not exercisable within 60 days.

         (6) Includes options to purchase 9,000 shares of Common Stock, but does not include options to purchase 41,000 shares of Common Stock which are not exercisable within 60 days.

* Represents less than 1% of applicable shares of Common Stock outstanding.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

         In August 1998, the Company sold its three vocational schools that it operated as a junior college in Orlando, Pompano Beach and Miami, Florida (the "Schools") that offer training and preparation for licensing in therapeutic massage and skin care to Florida College of Natural Health, Inc. ("FCNH"). Neal
R. Heller, the Company's former President and Chief Executive Officer, a principal stockholder and a former director, Elizabeth S. Heller, his wife, the Company's former Secretary, a principal stockholder and a former director, and Mr. Arthur Kaiser, a former director of the Company, were at the time principal shareholders of FCNH. The purchase price for the Schools was $1,778,333 in cash. In addition, FCNH assumed all of the liabilities in connection with the operations of the Schools together with additional liabilities in the aggregate amount of approximately $2,559,249. The Company was not released from such liabilities despite such assumption by FCNH.

         In connection with the sale of the Schools, Mr. and Mrs. Heller's employment agreements were canceled, and they each resigned as directors and officers of the Company. Mr. and Mrs. Heller also transferred to the Company 79,175 shares of Common Stock which were canceled and options to purchase 20,000 shares of Common Stock.

         Martin C. Licht, a director of the Company, was a member of law firms which received $263,221 attributable to 1998 and $79,000 attributable to 1999.

         As of December 31, 1999, the Company owed approximately $37,000 to Robert L. Richards, the president and a director of the Company, in connection with liabilities assumed in connection with the acquisition of substantially all of the assets of Kaire International, Inc. In addition, the Company owed two current employees and one former employee approximately $112,000. Mr. Woodburn, the Company's chief financial officer, and Mr. Richards have guaranteed a loan to the Company in the amount of $87,000 from STAR Financial Bank.

         In January 2000, the Company entered into a licensing agreement with GLI, Inc., of which the Company's former president, Joseph Grace, is a principal. The Company licensed to GLI certain rights to manufacture, distribute and sell the four Natural Relief 1222 products through various distribution channels and the exclusive right to the trademark "Natural Relief 1222." The licensing agreement is for a percentage of GLI's net sales for five years with a minimum royalty guaranteed. After five years, the royalty is reduced to a lower percentage of net sales with no minimum royalty guaranteed. As part of the licensing agreement, GLI agreed to purchase any unused inventory of the product.

         The Company believes that the transactions between the Company and any of its officers, directors and/or 5% stockholders have been on terms no less favorable to the Company than could have been obtained from independent third parties. Future transactions, if any, between the Company and any of its officers, directors and/or 5% stockholders will be on terms no less favorable to the Company than could be obtained from independent third parties and will be approved by a majority of the independent, disinterested directors of the Company. In addition, any forgiveness of indebtedness of officers, directors or 5% stockholders will be approved by a majority of disinterested directors who do not have an interest in the transactions and who have access, at the Company's expense, to counsel.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Based solely upon a review of (i) Forms 3 and 4 and amendments thereto furnished to us pursuant to Rule 16a-3(e), promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), during our fiscal year ended December 31, 1999, and (ii) Forms 5 and amendments thereto and/or written representations furnished to us by any director, officer or ten percent security holder of ours (collectively, "Reporting Persons") stating that he or she was not required to file a Form 5 during our fiscal year ended December 31, 1999, it has been determined that no Reporting Person is delinquent with respect to his or her reporting obligations set forth in Section 16(a) of the Exchange Act, except that we did not receive any Form 5's or Form 3's from Mr. Goldwasser.


                                 PROPOSAL NO. 2
                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors has selected the accounting firm of Feldman Sherb Horowitz & Co., P.C. to serve as independent auditors of the Company for the year ending December 31, 2000 and proposes the ratification of such decision.

         The Company has been advised by Feldman Sherb Horowitz & Co., P.C. that neither the firm nor any of their associates has any relationship with the Company or any affiliate of the Company. If the foregoing appointment is rejected, or if Feldman Sherb Horowitz & Co., P.C. shall decline to act or otherwise become incapable of acting, or if their appointment is otherwise discontinued, the Board of Directors will appoint other independent auditors whose appointment for any period subsequent to the 2000 Annual Meeting of Stockholders shall be subject to approval by the Stockholders at that meeting. Feldman Sherb Horowitz & Co., P.C. served as the principal independent auditors of the Company for the year ended December 31, 1999. Representatives of Feldman Sherb Horowitz & Co., P.C. are expected to be present at the Meeting and will have the opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions during the Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF FELDMAN SHERB HOROWITZ & CO., P.C. AS THE INDEPENDENT AUDITORS FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2000.

                                  PROPOSAL NO.3
         APPROVAL OF ISSUANCE OF ADDITIONAL SHARES TO PERMIT CONVERSION
                    IN FULL OF THE SERIES J PREFERRED STOCK

         In February 2000 the Board of Directors adopted Articles of Amendment of the Company's Articles of Incorporation without stockholder approval, which was not required (the "Charter Amendment"), and the Charter Amendment was filed with the Secretary of State of Florida. Pursuant to the Charter Amendment 750 of the 1,500,000 authorized shares of Preferred Stock of the Company were designated Series J Preferred Stock. In March 2000 the Company completed an offering of its Series J Preferred Stock pursuant to Regulation S promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the Offering"). The Series J Preferred Stock has a par value of $.001 per share and an aggregate stated value (face amount) of Seven Hundred Fifty Thousand Dollars ($750,000). The Series J Preferred Stock is convertible into shares of Common Stock by the holder at any time commencing on the earlier of the effective date of the registration statement covering the shares of Common Stock underlying the Series J Preferred Stock or 180 days after the date of issuance, for a period ending five years from the date of issuance, at which time all outstanding shares of Series J Preferred Stock shall be automatically converted into shares of Common Stock. Dividends are payable on the Series J Preferred Stock at the rate of ten percent (10%) per annum. In connection with the Offering, the Company also issued to the holder of the Series J Preferred Stock warrants to purchase 141,907 shares of Common Stock at an exercise price equal to 110% of the closing bid price on the trading day immediately preceding the closing date exercisable for a period of five years.

         The shares of Series J Preferred Stock are convertible into shares of Common Stock at a discount of 30% of the market value of the Common Stock, which is determined by the lesser of (i) the closing bid price of Common Stock on the day prior to the closing of the Offering, or (ii) the average of the closing bid prices of Common Stock for the lowest three trading days during the 20-day period immediately prior to conversion of the Series J Preferred Stock. The Company has the right to redeem the Series J Preferred Stock at 110% of the stated value, plus any accrued and unpaid dividends, at any time on or before 90 days from the date of issuance. After 90 days from the date of issuance, the Company has the right to redeem the Series J Preferred Stock at 125% of the stated value, plus any accrued and unpaid dividends, upon ten (10) days' written notice.

         Pursuant to the terms of the Offering, a registration statement for the shares of Common Stock underlying the Series J Preferred Stock and the warrants must be declared effective by July 2, 2000. In the event that the Company fails to meet this deadline regarding the registration statement, the Company may incur monetary penalties of up to 2% per month.

         The terms of the Series J Preferred Stock and warrants are complex and are only briefly summarized in this proxy statement. Stockholders wishing further information concerning the rights, preferences and terms of the Series J Preferred Stock and warrants are referred to the full description thereof contained in the Company's current reports on Form 8-K and exhibits thereto filed with the Securities Exchange Commission on March 17, 2000 (File No. 000-26272), which can be viewed in the public reading room maintained by the Commission at the Securities Exchange Commission, Public Reference Branch, Stop T-2, 450 Fifth Street, NW, Washington, DC 20549-1004. The Company's current reports on Form 8-K may also be viewed on the web site maintained by the Securities and Exchange Commission at http://www.sec.gov. The description of terms, preferences and rights of the holders of the Company's Series J Preferred Stock with respect to the outstanding Preferred Stock and the warrants is qualified in its entirety by reference to the complete description of these preferences, rights and terms set forth in the current reports on Form 8-K of the Company.

         In accordance with Section 4310(c)(25)(G) of the Nasdaq Marketplace Rules, the Company may not issue shares of Common Stock in an amount equal to more than 20% of the Company's outstanding Common Stock on the date of the issuance of the Series J Preferred Stock unless the stockholders of the Company approve the issuance of additional shares of Common Stock by ratifying this Proposal No.3 or Nasdaq waives the requirement of stockholder approval. In the event that the Company is unable to convert all of the issued and outstanding shares of Series J Preferred Stock in the absence of such waiver or stockholder approval, then the holders of Series J Preferred Stock which cannot be converted into Common Stock shall have the right to cause the Company to redeem all such shares of Series J Preferred Stock outstanding at a redemption price equal to 145% of the stated value plus any accrued and unpaid dividends.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK TO PERMIT THE CONVERSION IN FULL OF THE SERIES J PREFERRED STOCK.


                                   PROPOSAL 4
              APPROVAL OF OPTIONS TO PURCHASE UP TO 350,000 SHARES
         OF COMMON STOCK TO CERTAIN OFFICERS, DIRECTORS AND EMPLOYEES.

         In April 1999, the Board of Directors granted options to purchase shares of Common Stock to the following individuals at an exercise price of $3.50 per share, subject to stockholder approval, as a bonus for the year ended December 31, 1998:

Person                             Number of Options
------                             -----------------

Joseph P. Grace                         150,000
Dirk Goldwasser                          50,000
Sir Brian Wolfson                        50,000
Martin C. Licht                          25,000
Kevin Underwood                          20,000

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE STOCK OPTIONS GRANTED IN APRIL 1999.


                                   PROPOSAL 5
                APPROVAL AND RATIFICATION OF ANTICIPATED TERMS OF
                                PRIVATE PLACEMENT

         The Company intends to offer up to $5,000,000 of units (the "Units") in a private placement to "accredited investors" under Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). Each Unit in the private placement will consist of the number of shares of Common Stock equal to the greater of (A) $1.00 or (B) 75% of the closing bid price of the Common Stock on the date of the closing for the purchase of Units (the "Purchase Price per Share"), (ii) the number of Class X Warrants equal to 50% of the number of shares of Common Stock included in each Unit and (iii) the number of Class Y Warrants equal to the number of shares of Common Stock included in each Unit.

         Each Class X Warrant entitles the holder for a period of five years from the closing of the private placement (the "Offering Termination Date") to purchase one share of Common Stock at an exercise price equal to 110% of the Purchase Price per Share. The Company shall have the right to redeem the Class X Warrants at a redemption price of $.10 per warrant provided that (i) the closing bid price of the Common Stock is at least 150% of the Purchase Price per Share for a period of 20 consecutive trading days ending three days prior to the notice of redemption, (ii) 30 days' prior written notice is given and (iii) the resale of the shares of Common Stock underlying the Class X Warrants has been registered under the Securities Act.

         Each Class Y Warrant entitles the holder for a period of five years from the Offering Termination Date, to purchase at an exercise price of $.01 per share the number of shares of Common Stock equal to the quotient of (A) the difference between the Purchase Price per Share less the closing bid price of the Common Stock on the one year anniversary of the Offering Termination Date and (B) the closing bid price of the Common Stock on the one year anniversary of the Offering Termination Date.

         Pursuant to the anticipated terms of the private placement, a registration statement for the Common Stock included in the Units and the Class X Warrants and Class Y Warrants must be filed in the event that the Company files any registration statement with the Securities and Exchange Commission.

         The anticipated terms of the private placement are complex and are only briefly summarized in this proxy statement.

STOCKHOLDER APPROVAL

         Pursuant to the terms of the private placement, the Company may not issue shares of Common Stock upon the exercise of the Class Y Warrants equal to or greater than 20% of the total outstanding Common Stock of the Company unless shareholder approval of this Proposal 5 is first obtained. This provision of the private placement is to comply with Nasdaq Marketplace Rule 4310(c)(25)(G) which requires companies listed on Nasdaq to obtain shareholder approval prior to issuing Common Stock or securities convertible into common stock in a private financing at a price less than the greater of the book or market value.

         Since the number of shares of Common Stock issuable upon the exercise of the Class Y Warrants will vary based upon the price of the Common Stock on the one year anniversary of the closing date, the number of shares of Common Stock issuable upon exercise of the Class Y Warrants is not known and may exceed 20% of the outstanding Common Stock.

CONSEQUENCES OF NON-APPROVAL

         Based on the anticipated terms of the private placement, in the event that the stockholders do not approve this Proposal 5, the holders of the Class Y Warrants may cause the redemption of the Class Y Warrants in an amount equal to the difference between the Purchase Price per Share and the closing bid price on the one year anniversary date of the closing.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND RATIFICATION OF TERMS OF THE PRIVATE PLACEMENT, INCLUDING THE ISSUANCE OF SHARES OF COMMON STOCK UPON THE EXERCISE OF THE CLASS Y WARRANTS.


                            PROPOSALS BY STOCKHOLDERS

         Any stockholder who intends to present a proposal for action at the Company's 2000 Annual Meeting of Stockholders in next year's proxy statement and proxy card must forward a copy of such proposal to the Secretary of the Company. Any such proposal must be received by the Company for inclusion in its proxy statement and form of proxy card relating to that meeting by January 17, 2001.

                                  OTHER MATTERS

         The Board of Directors of the Company does not know of any other matters to be presented for action at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote such proxy in accordance with their own judgment on such matters.

                          ANNUAL REPORT TO STOCKHOLDERS

         The Company's 1999 Annual Report to Stockholders has been mailed to Stockholders concurrently with this Proxy Statement, but except as herein stated, such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY PERSON FROM WHOM THE ACCOMPANYING PROXY IS SOLICITED UPON WRITTEN REQUEST TO THE COMPANY'S PRESIDENT, ROBERT L. RICHARDS, NATURAL HEALTH TRENDS CORP., 380 LASHLEY STREET, LONGMONT, COLORADO 80501.

                                 By Order of the Board of Directors



                                 Robert L. Richards,
                                 President and Chief Executive Officer

Longmont, Colorado
______  __, 2000

         STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. A PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.